                                                                    Exhibit 99.1

     Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the filing of the Annual Report on Form 10-K for the Year Ended December 31, 2002 (the "Report") by ClubCorp, Inc. ("Registrant"), the undersigned hereby certifies that, to the best of his knowledge or belief:

       1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and

       2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Registrant.

                                                /s/Robert H. Dedman, Jr.
                                                ----------------------------
                                                Robert H. Dedman, Jr.
                                                Chairman of the Board and
                                                Chief Executive Officer